UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2009

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Fiscal Year 2010 Annual Incentive Bonus Plans of Certain Executive Officers

On December 2, 2009, the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of ICO, Inc. (the “Company”) approved the Fiscal Year 2010 Annual Incentive Bonus Plans, filed herewith as exhibits, for the current Presidents of the Company’s major business units, namely: Stephen E. Barkmann, President of the Company’s Bayshore Industrial division; Derek R. Bristow, President of the Company’s European and Asia Pacific divisions; and Donald Eric Parsons, President of the Company’s ICO Polymers North America division (Exhibit 10.1), and for the Company’s Chief Financial Officer and Treasurer, Bradley T. Leuschner (Exhibit 10.2).  On December 2, 2009, the Board approved the Fiscal Year 2010 Annual Incentive Bonus Plan for the Company’s President and Chief Executive Officer, A. John Knapp, Jr. (filed herewith as Exhibit 10.3).

Base Salary Increases

On December 2, 2009, increases in the annual base salaries of the five individuals referenced in the preceding paragraph were approved by the Committee (and by the Board with respect to Mr. Knapp). Effective November 1, 2009, annual base salaries of the referenced individuals are as follows:

A. John Knapp, Jr.:	$280,000
Stephen E. Barkmann:	$280,000
Derek R. Bristow:	$280,000
Donald Eric Parsons:	$230,000
Bradley T. Leuschner:	$230,000

Retention Agreement

On December 8, 2009, Bradley T. Leuschner entered into a Retention Agreement with the Company,  pursuant to which Mr. Leuschner may become entitled to a payment of $55,000 upon the occurrence of the Closing (as defined in the Agreement and Plan of Merger, dated as of December 2, 2009, by and among A. Schulman, Inc., Wildcat Spider LLC and ICO, Inc., filed as Exhibit 2.1 to the Company’s Form 8-K dated December 7, 2009 and having a file date of December 8, 2009), provided that the Closing actually occurs and that Mr. Leuschner remains employed by the Company until and including the Closing Date.  The Retention Agreement is filed herewith as Exhibit 10.4, and the foregoing description of the Retention Agreement is subject to and qualified in its entirety by Exhibit 10.4.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits
Exhibit #	Description
10.1	Fiscal Year 2010 Annual Incentive Bonus Plan Matrix – Business Unit Presidents
10.2	Fiscal Year 2010 Annual Incentive Bonus Plan Matrix – Chief Financial Officer
10.3	Fiscal Year 2010 Annual Incentive Bonus Plan Matrix – President & CEO
10.4	Retention Agreement between Bradley T. Leuschner, ICO, Inc. and ICO Technology, Inc., dated December 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: December 8, 2009	By:	/s/ Bradley T. Leuschner
	Name:	Bradley T. Leuschner
	Title:	Chief Financial Officer and Treasurer